Transaction

Date:	13 July, 2007

To:	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H
c/o LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603

From:	Lehman Brothers Special Financing Inc.
Transaction Management Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9570 (Louis P. Bardos)

Ref. Numbers:	Risk ID: 1570037L / Effort ID: N1453387 / Global Deal ID: 3152174

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H (the “Trust” or “Party B”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York. This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	27 June, 2007
Effective Date:	25 July, 2007
Termination Date:	25 June, 2015, subject to adjustment in accordance with the Modified Following Business Day Convention.
Notional Amount:	USD 61,974,287 - subject to adjustment in accordance with Appendix A attached hereto.
Fixed Amounts:
Fixed Amount Payer:	Party B
Fixed Amount Payer Payment Dates:	Inapplicable
Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.
Floating Amounts:
Floating Amount Payer:	Party A
Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus 9.00%
Floating Rate Payer Period End Date:	The 25th calendar day of each month, from and including 25 August, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Early Payment:	1 Business Day preceding each Floating Rate Payer Period End Date
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Business Days:	New York, Illinois
Miscellaneous:
Calculation Agent:	Party A

Risk ID: 1570037L / Effort ID: N1453387 / Global Deal ID: 3152174

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).
Termination Currency:	USD

Additional Provisions:

1.	The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will not apply.

2.	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will not apply.

3.	The "Automatic Early Termination" provisions of Section 6(a) of the Agreement will not apply.

4.	"Specified Entity" will not apply to either Party A or Party B.

5.	Payments on Early Termination. For the purposes of Section 6(e) of the Agreement, Loss and Second Method will be used.

6.	The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Agreement will not apply to Party B.

7.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal.

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

Risk ID: 1570037L / Effort ID: N1453387 / Global Deal ID: 3152174

8	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

9.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by LaSalle Bank National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the “Trust Agreement”) dated as of 01 May, 2007, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, and pursuant to instruction therein (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

10. Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11. Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12. Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

LaSalle Bank, Chicago, IL
ABA# 071-000-505
LaSalle CHGO/CTR/BNF:/LASALLE TRUST
A/C# 724855.6

Risk ID: 1570037L / Effort ID: N1453387 / Global Deal ID: 3152174

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

/s/ Anatoly Kozlov

By: Anatoly Kozlov
Authorized Signatory

Accepted and confirmed as of the date first written
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H,
By: LaSalle Bank National Association not in its individual capacity but solely as Trustee

By  /s/ Susan L. Feld
Name:  Susan L. Feld
Title:  Vice President

Risk ID: 1570037L / Effort ID: N1453387 / Global Deal ID: 3152174

Appendix A

Calculation Periods from and including	*Calculation Periods up to but excluding	Notional Amount (USD)
7/25/2007	8/25/2007	61,974,287
8/25/2007	9/25/2007	60,172,373
9/25/2007	10/25/2007	58,413,454
10/25/2007	11/25/2007	56,696,509
11/25/2007	12/25/2007	55,020,536
12/25/2007	1/25/2008	53,384,562
1/25/2008	2/25/2008	51,787,634
2/25/2008	3/25/2008	50,228,822
3/25/2008	4/25/2008	48,707,219
4/25/2008	5/25/2008	47,221,940
5/25/2008	6/25/2008	45,772,118
6/25/2008	7/25/2008	44,356,911
7/25/2008	8/25/2008	42,975,493
8/25/2008	9/25/2008	41,627,061
9/25/2008	10/25/2008	40,310,829
10/25/2008	11/25/2008	39,026,029
11/25/2008	12/25/2008	37,771,914
12/25/2008	1/25/2009	36,547,753
1/25/2009	2/25/2009	35,352,831
2/25/2009	3/25/2009	34,186,454
3/25/2009	4/25/2009	33,047,940
4/25/2009	5/25/2009	31,936,626
5/25/2009	6/25/2009	30,851,865
6/25/2009	7/25/2009	29,793,023
7/25/2009	8/25/2009	28,759,483
8/25/2009	9/25/2009	27,750,642
9/25/2009	10/25/2009	26,765,912
10/25/2009	11/25/2009	25,804,719
11/25/2009	12/25/2009	24,866,501
12/25/2009	1/25/2010	23,950,711
1/25/2010	2/25/2010	23,056,814
2/25/2010	3/25/2010	22,184,289
3/25/2010	4/25/2010	21,332,627
4/25/2010	5/25/2010	20,501,329
5/25/2010	6/25/2010	19,689,912
6/25/2010	7/25/2010	18,897,900
7/25/2010	8/25/2010	18,897,900
8/25/2010	9/25/2010	18,897,900

Risk ID: 1570037L / Effort ID: N1453387 / Global Deal ID: 3152174

9/25/2010	10/25/2010	18,897,900
10/25/2010	11/25/2010	18,897,900
11/25/2010	12/25/2010	18,676,587
12/25/2010	1/25/2011	18,227,270
1/25/2011	2/25/2011	17,788,705
2/25/2011	3/25/2011	17,360,636
3/25/2011	4/25/2011	16,942,812
4/25/2011	5/25/2011	16,534,989
5/25/2011	6/25/2011	16,136,929
6/25/2011	7/25/2011	15,748,398
7/25/2011	8/25/2011	15,369,170
8/25/2011	9/25/2011	14,999,022
9/25/2011	10/25/2011	14,637,737
10/25/2011	11/25/2011	14,285,105
11/25/2011	12/25/2011	13,940,919
12/25/2011	1/25/2012	13,604,977
1/25/2012	2/25/2012	13,277,082
2/25/2012	3/25/2012	12,957,043
3/25/2012	4/25/2012	12,644,673
4/25/2012	5/25/2012	12,339,787
5/25/2012	6/25/2012	12,039,794
6/25/2012	7/25/2012	11,747,028
7/25/2012	8/25/2012	11,461,317
8/25/2012	9/25/2012	11,182,490
9/25/2012	10/25/2012	10,910,384
10/25/2012	11/25/2012	10,644,837
11/25/2012	12/25/2012	10,385,693
12/25/2012	1/25/2013	10,132,797
1/25/2013	2/25/2013	9,886,000
2/25/2013	3/25/2013	9,645,155
3/25/2013	4/25/2013	9,410,121
4/25/2013	5/25/2013	9,180,758
5/25/2013	6/25/2013	8,956,929
6/25/2013	7/25/2013	8,738,503
7/25/2013	8/25/2013	8,525,349
8/25/2013	9/25/2013	8,317,341
9/25/2013	10/25/2013	8,114,356
10/25/2013	11/25/2013	7,916,273
11/25/2013	12/25/2013	7,722,975
12/25/2013	1/25/2014	7,534,346
1/25/2014	2/25/2014	7,350,276
2/25/2014	3/25/2014	7,170,653

Risk ID: 1570037L / Effort ID: N1453387 / Global Deal ID: 3152174

3/25/2014	4/25/2014	6,995,373
4/25/2014	5/25/2014	6,824,330
5/25/2014	6/25/2014	6,657,422
6/25/2014	7/25/2014	6,494,551
7/25/2014	8/25/2014	6,335,620
8/25/2014	9/25/2014	6,180,533
9/25/2014	10/25/2014	6,029,199
10/25/2014	11/25/2014	5,881,527
11/25/2014	12/25/2014	5,737,430
12/25/2014	1/25/2015	5,596,821
1/25/2015	2/25/2015	5,459,617
2/25/2015	3/25/2015	5,325,736
3/25/2015	4/25/2015	5,195,098
4/25/2015	5/25/2015	5,067,626
5/25/2015	6/25/2015	4,943,242

* Subject to adjustment in accordance with the Modified Following Business Day Convention.

Risk ID: 1570037L / Effort ID: N1453387 / Global Deal ID: 3152174

Transaction

Date:	27 June, 2007

To:	Lehman XS Trust Mortgage Pass-Through Certificates,
Series 2007-10H
c/o LaSalle Bank, National Association
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603

From:	Lehman Brothers Special Financing Inc.
Louis Bardos - Confirmations Group
Facsimile: (+1) 646-885-9551 (United States of America)
Telephone: 212-526-9257

Ref. Numbers:	Risk ID: 1567885L, 1567893L / Effort ID: N1447726 / Global Deal ID: 3147013

Note:	Balance Guarantee Transaction

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and LaSalle Bank National Association, solely in its capacity as trustee (the “Trustee”) of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H, a trust (the “Trust” or “Party B”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the “Agreement”) published by the International Swaps and Derivatives Association, Inc. (“ISDA”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”. Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement, dated as of 28 June, 2007, relating to Structured Asset Securities Corporation, as Depositor, Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H, as Issuing Entity (the “Prospectus Supplement”).

Risk ID: 1567885L, 1567893L / Effort ID: N1447726 / Global Deal ID: 3147013

The terms of the particular Transaction to which this communication relates are as follows:

General Terms:
Trade Date:	26 June, 2007
Effective Date:	29 June, 2007
Termination Date:
The earlier of (i) the Distribution Date following the date on which the Class Principal Amount of the Class II-A1 Certificates from the Lehman XS Trust, Series 2007-10H is reduced to zero, or (ii) 25 July, 2037.

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”) for LXS 2007-10H for the Class II-A1 Certifcates, by entering Cusip 525237AR4, <Mtge>, type “pdi4”, <Go>. If Bloomberg fails to publish the Class Principal Amount of the Class II-A1 Certificates for any Calculation Period, the Class Principal Amount of the Class II-A1 Certificates will be available on the Trustee’s website (at http://www.etrustee.net) to the Calculation Agent three Business Days prior to Floating Amounts Payer Payment Dates, pursuant to the Trust Agreement dated as of 01 June, 2007 among LaSalle Bank National Association, as trustee, Aurora Loan Services LLC as master servicer, and Structured Asset Securities Corporation, as depositor (the “Trust Agreement”).

Notional Amount:	USD 92,263,000 for the initial Calculation Period, and for each Calculation Period thereafter, the current Principal Balance.
Fixed Amounts:
Fixed Amount Payer:	Party B
Floating Rate Payer Period End Date:	The 25th calendar day of each month, from and including 25 July, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Early Payment:	1 Business Day preceding each Floating Rate Payer Period End Date
Fixed Amount:	The product of (1) Principal Balance of the Class II-A1 Certificates immediately prior to that Distribution Date and (2) 0.08%, divided by 12.
Floating Amounts:
Floating Amount Payer:	Party A

Risk ID: 1567885L, 1567893L / Effort ID: N1447726 / Global Deal ID: 3147013

Floating Rate Payer Period End Date:	The 25th calendar day of each month, from and including 25 July, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Early Payment:	1 Business Day preceding each Floating Rate Payer Period End Date
Floating Amount:
The product of (1) Principal Balance of the Class II-A1 Certificates immediately prior to that Distribution Date and (2) the excess, if any, between (x) one-month LIBOR plus (i) for the Accrual Period related to any Distribution Date occurring on or prior to the Pool 2 Initial Optional Termination Date, 0.16% per annum, and (ii) for the Accrual Period related to any Distribution Date occurring after the Initial Optional Termination Date, 0.32% per annum, and (y) the Pool 2 Net Funds Cap for that Distribution Date.

Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Business Days:	New York, Illinois
Miscellaneous:
Calculation Agent:	Party A
Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.
Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Holdings effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).
Credit Support Provider:	With respect to Party A, Lehman Brothers Holdings Inc.
Termination Currency:	USD

Risk ID: 1567885L, 1567893L / Effort ID: N1447726 / Global Deal ID: 3147013

Additional Provisions:

1.	Payments on Early Termination. For the purpose of Section 6(e) of the Agreement, Loss and the Second Method will apply.

2.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

(d)
Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the Trust Agreement that would reasonably be expected to have an adverse effect on Party A without at least five (5) Business Days’ prior notice to Party A and the prior written consent of Party A, which consent shall not be unreasonably withheld. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

3.	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

Risk ID: 1567885L, 1567893L / Effort ID: N1447726 / Global Deal ID: 3147013

4.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction hereunder.

5.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by LaSalle Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

6.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

7.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of the Class II-A1 Certificates issued by the Trust will be unaffected by such action.

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543
Attn.:LXS 2007-10H II-A1 Balance Cap Confirm

Account for Payment to
Party B in USD:	LaSalle Bank, National Association
ABA # 071000505
ACCT.# 724855.6
Attn.:LXS 2007-10H II-A1 Balance Cap Confirm

Risk ID: 1567885L, 1567893L / Effort ID: N1447726 / Global Deal ID: 3147013

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H By: LaSalle Bank National Association not in its individual capacity but solely as Trustee

/s/ Anatoly Kozlov Authorized Signatory	By: /s/ Susan L. Feld Name: Susan L. Feld Title: Vice President

Risk ID: 1567885L, 1567893L / Effort ID: N1447726 / Global Deal ID: 3147013